UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2008

MDRNA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3830 Monte Villa Parkway, Bothell, Washington		98021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	425-908-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2008, the Board of Directors (the "Board") of MDRNA, Inc. (the "Company"), upon recommendation of the Board’s Nominating and Corporate Governance Committee, increased the size of the Board from eight (8) members to nine (9) members pursuant to Article II, Section 2 of the Amended and Restated By-Laws of the Company (the "By-Laws"), and elected J. Michael French, the Chief Executive Officer of the Company, to fill such vacancy pursuant to Article II, Section 5 of the By-Laws, effective immediately.

On September 11, 2008, the Board also appointed Mr. French to serve as the President of the Company effective on October 1, 2008, to replace Dr. Gordon C. Brandt.

Mr. French has served as the Chief Executive Officer of the Company since June 23, 2008. Prior to joining the Company, Mr. French served as President of Rosetta Genomics, Inc. from May 2007 to August 2007. Mr. French also served as Senior Vice President of Corporate Development for Sirna Therapeutics, Inc. from July 2005 to January 2007, when Sirna was acquired by Merck and Co., Inc., and he served in various executive positions, including Chief Business Officer, Senior Vice President of Business Development and Vice President of Strategic Alliances, of Entelos, Inc., a pre-IPO biotechnology company, from 2000 to 2005. Mr. French holds a B.S. in aerospace engineering from the U.S. Military Academy at West Point and a M.S. in physiology and biophysics from Georgetown University.

Mr. French, age 48, is neither related to, nor does he have any relationship with, any existing member of the Board or any executive officer of the Company. There were no arrangements or understandings between Mr. French and any other person pursuant to which he was selected as President of the Company. However, Mr. French was elected as a director of the Company pursuant to an agreement set forth in his employment agreement with the Company, dated June 10, 2008. Mr. French was not appointed to any committees of the Board.

The Company announced the election of Mr. French as a director of the Company and his appointment as the President of the Company in a press release dated September 15, 2008, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDRNA, Inc.

September 15, 2008	By:	Bruce R. York

Name: Bruce R. York
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of MDRNA, Inc., dated September 15, 2008.